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                                 S E L I G M A N


                                    [PHOTO]



                                    SELIGMAN

                                     INCOME

                                   FUND, INC.



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                     SEEKING HIGH CURRENT INCOME AND FUTURE
                                GROWTH OF CAPITAL

                        DECEMBER 31, 1997 o ANNUAL REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

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TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.


A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.


SELIGMAN INCOME FUND

   Seligman began managing the Whitehall Fund, now known as Seligman Income Fund, in 1947. For 50 years the Fund has helped investors achieve their financial goals through all market conditions, by staying true to its objective of providing high current income consistent with prudent risk of capital, with the possibility of improvement of capital value over the long term.

[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN
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TABLE OF CONTENTS

To the Shareholders ................................        1
Interview With Your Portfolio Managers .............        2
Performance Overview ...............................        4
Portfolio Overview .................................        6
Portfolio of Investments ...........................        8
Statement of Assets and Liabilities ................       11
Statement of Operations ............................       12
Statements of Changes in Net Assets ................       13
Notes to Financial Statements ......................       14
Financial Highlights ...............................       16
Report of Independent Auditors .....................       18
Tax Status of 1997 Distributions ...................       19
Board of Directors and Executive Officers ..........       20
Glossary of Financial Terms ........................       21

"The Fund began operations on March 31, 1947, with the objective of providing, in one security, a rounded investment program embracing bonds, preferred stocks, and common stocks."
                                                         -- FRANCIS F. RANDOLPH,
                                                                  FUND CHAIRMAN
                                                                      1947-1967


"Your Fund manager continues the strategy of keeping the Fund well diversified among common stocks, convertible securities, and high-grade corporate and US government securities."
                                                           -- WILLIAM C. MORRIS,
                                                                  FUND CHAIRMAN
                                                                   1989-PRESENT

================================================================================
TO THE SHAREHOLDERS

   Nineteen ninety-seven was a successful year for Seligman Income Fund. The Fund continued to provide high current income with prudent risk of capital, offering returns superior to those available in a high-quality bond portfolio. The Fund posted a total return of 14.06% based on the net asset value of Class A shares and maintained a dividend yield of 5.00%, more than twice that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Seligman Income Fund outperformed the bond market as represented by the 9.65% total return of the Lehman Brothers Aggregate Bond Index, and offered investors an opportunity to participate in the positive equity markets.

   This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was positive.

   Although there were occasional setbacks tied to fears of inflation and concerns regarding the possibility of further Federal Reserve Board interventions, 1997 was a successful year for the fixed-income markets. Once the effect of the March adjustment in the federal funds rate subsided, yields progressively trended downward as prices improved. Investors slowly grew more at ease with the rate of economic growth and the sustainability of the low-inflation environment. This prompted a rally that began at the end of the second quarter. Further, while the crisis in Asia slowed the equity markets in the third and fourth quarters, fixed-income instruments became more attractive. The yield on the benchmark 30-year US Treasury bond stood at 5.92% on December 31, 1997, significantly lower than the 6.64% yield on December 31, 1996.

   In 1997, Seligman Income Fund's balanced portfolio participated in both the equity and bond market rallies without exposing investor capital to undue risk or volatility. The Fund continued to offer high current income and a conservative level of exposure to the equity markets. It remains a good investment choice for those investors who seek long-term returns greater than those available from a high-quality bond portfolio and who want protection against inflation.

   We expect the fixed-income markets will continue to offer attractive returns in this low-inflation environment. If the rate of economic growth slows in 1998, the Fed may need to reduce short-term interest rates, supporting the continued performance of the fixed-income and equity markets. Further, depending on the impact of the Asian crisis on US corporate earnings, fixed-income securities could become even more attractive relative to equities. Considering that the Fund's equity investments are concentrated in higher dividend-yield issues, we believe the Fund is particularly well positioned for 1998.

   We expect that 1998 will bring rising uncertainty in the financial markets and that this market environment will highlight the importance of setting long-term investment goals. While short-term investors are at the mercy of daily market changes, long-term investors can focus on their investment goals rather than on the markets' gyrations.

   Thank you for your continued interest in Seligman Income Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Board of Directors,

/s/ William C. Morris
--------------------------
    William C. Morris
    Chairman




                                                             /s/ Brian T. Zino
                                                             -----------------
                                                                 Brian T. Zino
                                                                     President
January 30, 1998


                                                                         -----
                                                                             1

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INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS


Q.  HOW DID SELIGMAN INCOME FUND PERFORM IN 1997?

A. Seligman Income Fund performed well in 1997, posting a total return of 14.06% based on the net asset value of Class A shares. The Fund maintained a dividend yield that was more than twice that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) while it continued to protect investors against the erosive impact of inflation. The Fund outpaced the 9.65% total return of the Lehman Brothers Aggregate Bond Index, which measures the performance of the bond markets. For the same period, the Fund's peers, as measured by the Lipper Income Funds Average, posted a total return of 15.83%.

Q.  WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. Overall, the economic background was positive for both the fixed-income and equity portions of the Fund's portfolio. Inflation remained modest despite the robust growth of the economy, prompting a sustained decline in interest rates. The low-interest-rate environment in turn led to a rally in the fixed-income markets throughout the year. The Federal Reserve Board's decision to leave interest rates unchanged after a March increase in the federal funds rate further supported the fixed-income markets. Finally, the onset of the Asian financial crisis drove a fourth-quarter rally, which gained momentum as investors sought refuge from the volatility of the global equity markets in the safe haven of the US Treasury bond market. All of these factors contributed to the strong performance of Seligman Income Fund's bond portfolio.

      On the equity side, the strength of the economy led to rising corporate profits and high levels of consumer confidence. Investors' appetite for US common stocks continued to grow throughout the year, supporting a rally in the US equity markets that increased the value of the Fund's equity holdings. In the fourth quarter, however, the outlook became more uncertain, as the Asian financial crisis raised concerns regarding future US corporate profitability and increased the likelihood of a slowdown in US economic growth. Equity investors retreated into the largest, most liquid common stocks and defensive issues with stable earnings and dividends, such as those contained in Seligman Income Fund's portfolio. The Fund, therefore, benefited from the change in the market environment.

      Although this was another strong year for the US equity markets, the Fund's international holdings also posted strong returns, contributing positively to the performance of the equity portion of the Fund's portfolio.

--------------------------------------------------------------------------------
[PHOTO]
SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) RODNEY COLLINS (CO-PORTFOLIO MANAGER), MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI, (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (PORTFOLIO MANAGER), AMY FUJII

A TEAM APPROACH
Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Mr. Collins are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive convertible issues, corporate and government securities, and dividend-paying common stocks, consistent with the Fund's objective.
--------------------------------------------------------------------------------

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2

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INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS


Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. The portfolio was restructured in 1997 without reducing the Fund's yield or increasing volatility. The most significant change was the decrease in the Fund's exposure to convertible stocks and bonds due to the unattractive valuations found in the group. We anticipate that the convertible portion of the Fund's portfolio will continue to play a lesser role as long as valuations remain excessive. Assets were placed in high-quality fixed-income securities and in common stocks. In the fixed-income portion of the portfolio, we continue to hold bonds with intermediate maturities, as these are somewhat less volatile than longer maturities, but can still benefit from declining interest rates. The majority of our bond holdings are focused in investment-grade issues. The common stock portion of the portfolio remains broadly diversified in issues which, on average, offer higher yields than the S&P 500 and future dividend growth potential. We believe the current asset allocation strategy should increase future dividend growth potential.

Q.  WHAT IS THE OUTLOOK?

A. There will probably be continued equity market volatility in 1998 due to the uncertain impact of the Asian financial crisis on the economy. We believe that the portfolio's conservative investment strategy and substantial dividend yield should be attractive to investors in an environment of reduced expectations regarding future equity returns. The fixed-income portion of the portfolio should continue to benefit from the low-interest-rate environment. There is a possibility that the Fed will need to reduce interest rates next year to counter the effect of the Asian crisis on the US economy. With this supportive background in place, we believe that Seligman Income Fund could outperform less diversified income-oriented portfolios, including utility and investment-grade bond alternatives.


                                                                         -----

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PERFORMANCE OVERVIEW


   This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper Income Funds Average, the Lehman Brothers Aggregate Bond Index (Lehman Bond Index) and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Income Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Income Funds Average excludes the effect of sales charges and the S&P 500 and the Lehman Bond Index exclude the effect of fees and sales charges.


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       [The following table represents a line chart in the printed report]

                                       Seligman Income Fund                                         Lipper
                                             Class A                                Lehman Bond  Income Funds
                           Without Sales Charge  With Sales Charge      S&P 500         Index       Average
                           --------------------  -----------------      --------    -----------  ------------

12/31/87 ...........              $10,000            $  9,524           $ 10 000    $ 10,000     $10,000
3/31/88 ............               10,565              10,062             10,569      10,376      10,599
6/30/88 ............               10,901              10,382             11,273      10,498      10,948
9/30/88 ............               10,990              10,467             11,311      10,707      11,107
12/31/88 ...........               11,053              10,527             11,661      10,789      11,233
3/31/89 ............               11,431              10,887             12,487      10,912      11,668
6/30/89 ............               12,201              11,620             13,590      11,781      12,356
9/30/89 ............               12,438              11,846             15,046      11,915      12,891
12/31/89 ...........               12,723              12,117             15,356      12,358      13,045
3/31/90 ............               12,620              12,019             14,893      12,259      12,810
6/30/90 ............               12,694              12,089             15,830      12,708      13,171
9/30/90 ............               11,327              10,788             13,655      12,817      12,335
12/31/90 ...........               11,666              11,111             14,879      13,465      12,924
3/31/91 ............               12,948              12,331             17,040      13,842      14,086
6/30/91 ............               13,348              12,712             17,001      14,067      14,272
9/30/91 ............               14,520              13,829             17,911      14,866      15,299
12/31/91 ...........               15,181              14,458             19,412      15,619      16,136
3/31/92 ............               15,960              15,200             18,921      15,419      16,254
6/30/92 ............               16,583              15,793             19,280      16,042      16,713
9/30/92 ............               17,341              16,515             19,887      16,732      17,335
12/31/92 ...........               17,843              16,993             20,888      16,777      17,734
3/31/93 ............               19,004              18,099             21,801      17,470      18,733
6/30/93 ............               19,481              18,553             21,907      17,933      19,151
9/30/93 ............               20,165              19,205             22,473      18,401      19,794
12/31/93 ...........               20,694              19,708             22,994      18,412      19,989
3/31/94 ............               19,866              18,920             22,123      17,884      19,307
6/30/94 ............               19,546              18,616             22,215      17,700      19,228
9/30/94 ............               19,940              18,990             23,302      17,808      19,714
12/31/94 ...........               19,570              18,638             23,297      17,875      19,397
3/31/95 ............               20,623              19,641             25,566      18,776      20,550
6/30/95 ............               22,129              21,076             28,008      19,920      21,831
9/30/95 ............               23,025              21,928             30,234      20,310      22,937
12/31/95 ...........               23,602              22,478             32,055      21,175      23,932
3/31/96 ............               23,715              22,586             33,776      20,801      24,455
6/30/96 ............               24,057              22,912             35,292      20,919      24,901
9/30/96 ............               24,393              23,231             36,383      21,306      25,375
12/31/96 ...........               25,542              24,325             39,417      21,945      26,533
3/31/97 ............               25,728              24,503             40,474      21,822      26,539
6/30/97 ............               27,245              25,947             47,540      22,623      28,566
9/30/97 ............               28,507              27,150             51,101      23,374      30,236
12/31/97 ...........               29,132              27,745             52,569      24,062      30,733


   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


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4

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PERFORMANCE OVERVIEW




INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1997

                                                         AVERAGE ANNUAL
                                            ------------------------------------------------------
                                                                            CLASS B      CLASS D
                                                                            SINCE        SINCE
                                     SIX      ONE      FIVE      10        INCEPTION    INCEPTION
                                    MONTHS*   YEAR     YEARS    YEARS       4/22/96      5/3/93
                                  --------- -------   -------  -------   ------------ ------------
CLASS A**
With Sales Charge                    1.88%    8.61%    9.24%   10.74%        n/a          n/a
Without Sales Charge                 6.93    14.06    10.30    11.29         n/a          n/a

CLASS B**
With CDSL+                           1.80     8.30      n/a      n/a       10.18%         n/a
Without CDSL                         6.64    13.24      n/a      n/a       12.37          n/a

CLASS D**
With 1% CDSL                         5.60    12.18      n/a      n/a         n/a          n/a
Without CDSL                         6.56    13.17      n/a      n/a         n/a         8.67%

LIPPER INCOME FUNDS AVERAGE***       7.59    15.83    11.62    11.88       14.33++      11.21+++

LEHMAN BOND INDEX***                 6.36     9.65     7.48     9.18        9.51++       6.94+++

S&P 500***                          10.58    33.36    20.27    18.05       29.25++      21.39+++


NET ASSET VALUE
                    DECEMBER 31, 1997      JUNE 30, 1997     DECEMBER 31, 1996
                  --------------------    --------------   --------------------
CLASS A                  $14.81              $15.33               $14.97
CLASS B                   14.79               15.30                14.95
CLASS D                   14.78               15.30                14.95

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1997

                        DIVIDENDS
                          PAID                                     CAPITAL GAIN
                      -------------                               --------------
CLASS A                  $0.740              PAID                      $1.436o
CLASS B                   0.624              REALIZED                   1.173
CLASS D                   0.624              UNREALIZED                 1.451oo

   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Income Funds Average, the Lehman Bond Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Income Funds Average is used in the Performance Overview. The S&P 500 and the Lehman Index exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   + The CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Includes the $0.250 of undistributed realized capital gains from 1996, which were paid to shareholders on June 25, 1997.
  oo Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.


                                                                           -----

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PORTFOLIO OVERVIEW



DIVERSIFICATION OF NET ASSETS

                                        PERCENT OF TOTAL
                                          DECEMBER 31,
                                       -------------------
                                        1997         1996
                                       ------       ------
Aerospace and Defense ................   0.6            --
Automotive and Related ...............   1.9           0.4
Banking and Finance ..................  19.4          20.6
Business Services ....................   1.3            --
Chemicals ............................   3.2           0.6
Consumer Goods and Services ..........   5.5           2.4
Diversified ..........................   1.2           0.6
Drugs and Health Care ................   4.1           1.7
Electric and Gas Utilities ...........   5.7           7.6
Electronics ..........................   1.4           0.6
Energy ...............................   9.1           8.8
Environmental Services ...............   1.0           1.8
Food .................................   0.5            --
Funeral Services .....................   1.4            --
Hotels/Motels ........................   0.6            --
Insurance ............................   4.4           8.1
Machinery ............................   2.1           2.3
Media ................................   3.2           4.7
Metals ...............................   0.3            --
Office Equipment .....................   0.6           0.6
Paper and Packaging ..................   2.2           2.3
Retailing ............................   4.5           5.8
Shipbuilding .........................    --           0.4
Steel ................................    --           0.8
Technology ...........................   1.8           5.2
Tobacco ..............................   0.8            --
Transportation .......................   0.2           3.6
Utilities/Telecommunications .........   4.3           5.0
Miscellaneous ........................   0.2           3.2
                                       -----         -----
Total Corporate Fixed-Income
Securities and Common Stocks .........  81.5          87.1
US Government and Government
Agency Securities ....................  17.9          12.0
Short-Term Holdings and
Other Assets Less Liabilities ........   0.6           0.9
                                       -----         -----
Total ................................ 100.0         100.0
                                       =====         =====

LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1997

SECURITY                                               VALUE
--------                                          --------------
Government National Mortgage
  Association 7 1/2%, 4/15/2027 .............       $ 22,535,371
US Treasury Notes 6 5/8%, 5/15/2007 .........         18,004,071
Government National Mortgage
  Association 7 1/2%, 2/15/2027 .............          9,022,258
Tele-Communications 9.80%, 2/1/2012 .........          6,309,705
Time Warner 9 1/8%, 1/15/2013 ...............          5,984,230
Salomon Smith Barney Holdings 7 5/8% ........          5,534,375
US Treasury Bonds 6 5/8%, 2/15/2027 .........          5,428,130
St. Paul Capital 6% .........................          5,400,000
Oryx Energy 8 1/8%, 10/15/2005 ..............          5,382,205
Petroleum Geo-Services 7 1/2%, 3/31/2007 ....          5,335,190


COMPOSITION OF NET ASSETS

                                        PERCENT OF TOTAL
                                          DECEMBER 31,
                                       -------------------
                                        1997          1996
                                       ------        -----
Corporate Bonds ................        31.3          28.7
Convertible Preferred Stocks ...         7.5          16.1
Convertible Bonds ..............         3.8          19.3
Asset-Backed Securities ........         2.8           3.7
----------------------------------------------------------
Total Corporate
Fixed-Income Securities ........        45.4          67.8
----------------------------------------------------------
Common Stocks ..................        36.1          19.3
----------------------------------------------------------
US Government and
Government Agency
Securities .....................        17.9          12.0
----------------------------------------------------------
Short-Term Holdings and Other
Assets Less Liabilities ........         0.6           0.9
----------------------------------------------------------
Total ..........................       100.0         100.0
----------------------------------------------------------


-----
6

================================================================================
PORTFOLIO OVERVIEW



LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS
                                                       PRINCIPAL AMOUNT
                                                           OR SHARES
                                                -----------------------------
                                                                   HOLDINGS
ADDITIONS                                          INCREASE        12/31/97
---------                                       ------------  ---------------
US Government Securities:
US Treasury Bonds
   6 5/8%, 2/15/2027 .......................    $ 5,000,000       $ 5,000,000
US Treasury Notes
   6 5/8%, 5/15/2007 .......................     17,000,000        17,000,000
CORPORATE BONDS:
Associates Corp. of North
   America 6 1/2%, 8/15/2002 ...............      3,500,000         3,500,000
First Data 6 3/8%, 12/15/2007 ..............      4,800,000         4,800,000
Homeside Lending
   6.86%, 7/2/2001 .........................      5,000,000         5,000,000
Millennium America
   7%, 11/15/2006 ..........................      5,000,000         5,000,000
Staples 7 1/8%, 8/15/2007 ..................      5,000,000         5,000,000
Tele-Communications
   9.80%, 2/1/2012 .........................      5,000,000         5,000,000
CONVERTIBLE PREFERRED STOCKS:
Federal Mogul 7% ...........................      96,000shs.        96,000shs.
ASSET-BACKED SECURITIES:
The Money Store Home Equity
   Trust 1997-D
   6.555%, 12/15/2038 ......................      5,000,000       $ 5,000,000
United Companies Financial
   1997-C 6.88%, 9/15/2022 .................      5,000,000         5,000,000


                                                         PRINCIPAL AMOUNT
                                                             OR SHARES
                                               -------------------------------
                                                                      HOLDINGS
REDUCTIONS                                         DECREASE           12/31/97
----------                                     ----------------    -----------
US GOVERNMENT SECURITIES:
US Treasury Notes
   6 1/4%, 7/31/1998 .......................    $12,000,000                --
CORPORATE BONDS:
CITGO Petroleum
   7 7/8%, 5/15/2006 .......................      4,000,000                --
Comcast Cable Communications
   8 7/8%, 5/1/2017 ........................      5,000,000                --
First USA Bank
   5.85%, 2/22/2001 ........................      5,000,000                --
Harman International Industries
   7.32%, 7/1/2007 .........................      5,000,000                --
Midland Bank
   7.65%, 5/1/2025 ..........................     5,000,000                --
Norfolk Southern
   6.95%, 5/1/2002 ..........................     3,500,000                --
Tele-Communications
   6.275%, 9/15/2003 ........................     5,000,000                --
CONVERTIBLE BONDS:
Apache 6%, 1/15/2002 ........................     3,000,000                --
CONVERTIBLE PREFERRED STOCKS:
Kmart Financing 7 3/4% ......................        75,000shs.            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

LARGEST INDUSTRIES+
AT DECEMBER 31, 1997

       [The following table represents a bar chart in the printed report]

------------------------------------------------------------------------------
                            Percent of
                            Net Assets
                            ----------
Banking and Finance           19.4%          $68,883,774
Energy                         9.2%          $32,549,823
Electric and Gas Utilities     5.7%          $20,247,120
Consumer Goods and Services    5.5%          $19,499,262
Insurance                      4.4%          $15,672,807
------------------------------------------------------------------------------


----------
+ Excludes US Government and Government Agency Securities.

                                                                           ---

==============================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997



                                 PRINCIPAL
                                  AMOUNT          VALUE
                                 ---------        -----
US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES  17.9%
US Treasury Bonds
   6 5/8%, 2/15/2027            $ 5,000,000    $ 5,428,130
US Treasury Notes
   6 5/8%, 5/15/2007             17,000,000     18,004,071
MORTGAGE-BACKED
SECURITIES:++
Government National
   Mortgage Association
   Obligations: 7 1/2%, with
   various maturities from
   1/15/2023 to 12/15/2027       39,149,679     40,165,504
                                               -----------
TOTAL US GOVERNMENT
AND GOVERNMENT
AGENCY SECURITIES
(Cost $61,512,378)                              63,597,705
                                               -----------

CORPORATE BONDS  31.3%
BANKING AND FINANCE  9.1%
Associates Corp. of North
   America 6 1/2%, 8/15/2002      3,500,000      3,536,190
Capital One Bank
   8 1/8%, 3/1/2000               5,000,000      5,179,530
Corp Andina de Fomento
   7 1/4%, 3/1/2007+              5,000,000      5,099,680
Franchise Finance
   7%, 11/30/2000                 5,000,000      5,079,925
Homeside Lending
   6.86%, 7/2/2001                5,000,000      5,087,365
The Money Store
   8 3/8%, 4/15/2004              3,000,000      3,128,910
United Companies Financial
   9.35%, 11/1/1999               2,000,000      2,101,246
United Companies Financial
   8 3/8%, 7/1/2005               3,000,000      3,165,780
                                               -----------
                                                32,378,626
                                               -----------
BUSINESS SERVICES  1.3%
First Data 6 3/8%, 12/15/2007     4,800,000      4,782,974
                                               -----------
CHEMICALS  1.9%
Geon 6 7/8%, 2/15/2005            1,800,000      1,818,288
Millennium America
   7%, 11/15/2006                 5,000,000      5,112,565
                                               -----------
                                                 6,930,853
                                               -----------
ELECTRIC AND GAS
UTILITIES  1.4%
Empresa Electrica Guacolda
   (Chile) 7.95%, 4/30/2003+      5,000,000      5,124,800
                                               -----------


                                 PRIN. AMT.
                                  OR SHARES        VALUE
                                 ----------        -----
ENERGY  4.0%
Barrett Resources
   7.55%, 2/1/2007              $ 3,300,000    $ 3,428,218
Oryx Energy
   8 1/8%, 10/15/2005             5,000,000      5,382,205
Petroleum Geo-Services
   7 1/2%, 3/31/2007              5,000,000      5,335,190
                                               -----------

                                                14,145,613
                                               -----------
FUNERAL SERVICES  1.4%
Loewen Group International
   7 1/2%, 4/15/2001              5,000,000      5,153,540
                                               -----------
HOTELS/MOTELS  0.6%
Felcor Suites
   7 3/8%, 10/1/2004+             2,000,000      2,017,042
                                               -----------
MACHINERY  1.5%
Anixter 8%, 9/15/2003             5,000,000      5,256,975
                                               -----------
MEDIA  3.2%
News America Holdings
   7.43%, 10/1/2026               5,000,000      5,332,970
Time Warner
   9 1/8%, 1/15/2013              5,000,000      5,984,230
                                               -----------
                                                11,317,200
                                               -----------
PAPER AND PACKAGING  1.0%
Owens-Illinois
   7.85%, 5/15/2004               3,500,000      3,679,386
                                               -----------
RETAILING  2.9%
Staples 7 1/8%, 8/15/2007         5,000,000      5,116,300
Woolworth 7%, 6/1/2000            5,000,000      5,069,285
                                               -----------
                                                10,185,585
                                               -----------
TECHNOLOGY   1.2%
Solectron 7 3/8%, 3/1/2006        4,000,000      4,144,492
                                               -----------

UTILITIES/
TELECOMMUNICATIONS  1.8%
Tele-Communications
   9.80%, 2/1/2012                5,000,000      6,309,705
                                               -----------

TOTAL CORPORATE BONDS
(Cost $108,059,915)                            111,426,791
                                               -----------

CONVERTIBLE
PREFERRED STOCKS  7.5%

AUTOMOTIVE
AND RELATED  1.4%
Federal Mogul 7%+                    96,000shs.  4,848,000
                                               -----------
BANKING AND
FINANCE  1.6%
Salomon Smith Barney
   Holdings 7 5/8%                  137,500      5,534,375
                                               -----------
----------
See footnotes on page 10.


-----
8

==============================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997



                                   PRIN. AMT.
                                    OR SHARES          VALUE
                                   ----------          -----
DRUGS AND
HEALTH CARE  1.0%
McKesson 5%+                         46,000shs.     $ 3,519,000
                                                     ----------
ENERGY  0.4%
Lomak Petroleum 5 3/4%+              33,500           1,582,875
                                                     ----------
ENVIRONMENTAL
SERVICES    1.0%
Browning-Ferris Industries 7 1/4%   100,000           3,400,000
                                                     ----------
INSURANCE  1.5%
St. Paul Capital 6%                  75,000           5,400,000
                                                     ----------
OFFICE EQUIPMENT  0.6%
IKON Office Solutions $5.04          32,500           2,201,875
                                                     ----------

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $22,531,360)                                   26,486,125
                                                     ----------

CONVERTIBLE BONDS  3.8%
DIVERSIFIED  0.6%
MascoTech 4 1/2%, 12/15/2003      2,500,000           2,187,500
                                                     ----------
DRUGS AND
HEALTH CARE  0.6%
Ciba-Geigy 6 1/4%, 3/15/2016      2,000,000           2,200,000
                                                     ----------
ELECTRONICS  0.5%
Park Electrochemical
   5 1/2%, 3/1/2006               2,000,000           1,890,000
                                                     ----------
ENERGY  1.2%
Santa Fe Pipelines
   11.162%, 8/15/2010             2,500,000           4,237,500
                                                     ----------
INSURANCE  0.3%
LibLife International (UK)
   6 1/2%, 9/30/2004                750,000             879,381
                                                     ----------
TECHNOLOGY  0.6%
Xilinx 5 1/4%, 11/1/2002+         2,000,000           1,947,500
                                                     ----------

TOTAL CONVERTIBLE BONDS
(Cost $11,076,250)                                   13,341,881
                                                     ----------

COMMON STOCKS  36.1%
AEROSPACE AND
DEFENSE    0.6%
General Dynamics                     26,900shs.       2,325,169
                                                     ----------
AUTOMOTIVE AND
RELATED  0.5%
Chrysler                             50,000           1,759,375
                                                     ----------


                                     SHARES             VALUE
                                     ------             -----
BANKING AND FINANCE  5.9%
Ahmanson (H.F.)                      37,000       $   2,476,687
Banco Bilbao Vizcaya (Spain)         46,200           1,494,969
Bank of Ireland (Ireland)           190,000           2,927,969
Bank of New York                     30,600           1,769,063
BankAmerica                          12,700             927,100
Citicorp                             11,600           1,466,675
First Union                          25,000           1,281,250
ING Groep (Netherlands)              82,666           3,483,679
National Australia Bank
   (ADRs) (Australia)                60,000           4,237,500
Societe Generale (France)             6,360             866,816
                                                  -------------
                                                     20,931,708
                                                  -------------
CHEMICALS  1.3%
Bayer (Germany)                      57,000           2,115,572
duPont (E.I.) de Nemours             17,600           1,057,100
Goodrich (B.F.)                      33,000           1,367,438
                                                  -------------
                                                      4,540,110
                                                  -------------
CONSUMER GOODS
AND SERVICES  5.5%
Allied Domecq (UK)                  140,000           1,271,809
Anheuser-Busch                       20,000             880,000
B.A.T. Industries (UK)              200,000           1,831,735
General Mills                        34,400           2,463,900
PepsiCo                              80,300           2,925,931
RJR Nabisco Holdings                 64,000           2,400,000
Russell                              50,100           1,330,781
Sara Lee                             59,200           3,333,700
The Stanley Works                    28,900           1,363,719
Xerox                                23,000           1,697,687
                                                  -------------
                                                     19,499,262
                                                  -------------
DIVERSIFIED  0.6%
Alexander & Baldwin                  29,600             813,075
Tenneco                              36,000           1,422,000
                                                  -------------
                                                      2,235,075
                                                  -------------
DRUGS AND
HEALTH CARE  2.5%
American Home Products               15,600           1,193,400
Baxter International                 42,200           2,128,462
Bristol-Myers Squibb                 29,200           2,763,050
Schering-Plough                      46,500           2,888,813
                                                  -------------
                                                      8,973,725
                                                  -------------

ELECTRIC AND GAS
UTILITIES  4.3%
Companhia Energetica de
   Minas Gerais (ADRs)
   "CEMIG" (Brazil)                  22,700           1,021,500
Duke Energy                          36,000           1,993,500
Electricidade de Portugal
   (ADRs) (Portugal)                 48,200           1,867,750


----------
See footnotes on page 10.


                                                                         -----

==============================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997



                                       SHARES           VALUE
                                       ------           -----
ELECTRIC AND GAS
UTILITIES (CONTINUED)
Endesa (ADRs) (Spain)                 100,000     $   1,818,750
FPL Group                              34,500         2,041,969
Unicom                                 64,400         1,980,300
VEBA (Germany)                         30,000         2,043,426
Williams Companies                     83,000         2,355,125
                                                  -------------
                                                     15,122,320
                                                  -------------
ELECTRONICS  0.9%
AMP                                    30,400         1,276,800
Thomas & Betts                         38,400         1,814,400
                                                  -------------
                                                      3,091,200
                                                  -------------
ENERGY  3.5%
Amoco                                  18,200         1,549,275
Atlantic Richfield                     19,900         1,594,488
Exxon                                  26,300         1,609,231
Royal Dutch Petroleum
   (Netherlands)                       32,000         1,734,000
Snyder Oil                             91,022         1,661,151
Total (Class B) (France)               15,396         1,676,121
Unocal                                 71,100         2,759,569
                                                  -------------
                                                     12,583,835
                                                  -------------
FOOD  0.5%
ConAgra                                50,000         1,640,625
                                                  -------------
INSURANCE  2.6%
American General                       30,000         1,621,875
AXA-UAP (France)                        9,736           753,603
Irish Life (Ireland)                  430,000         2,450,297
Lincoln National                       20,700         1,617,188
Marsh & McLennan                       20,200         1,506,163
St. Paul Companies                     17,600         1,444,300
                                                  -------------
                                                      9,393,426
                                                  -------------
MACHINERY  0.6%
GATX                                   32,700         2,372,794
                                                  -------------
METALS  0.3%
Allegheny Teledyne                     41,500         1,073,813
                                                  -------------
PAPER AND PACKAGING  1.2%
Bemis                                  47,000         2,070,937
Mead                                   25,000           700,000
Union Camp                             15,300           821,419
Weyerhaeuser                           15,300           750,656
                                                  -------------
                                                      4,343,012
                                                  -------------
RETAILING  1.6%
May Department Stores                  25,900         1,364,606
Penney (J.C.)                          31,300         1,887,781
Tesco (UK)                            287,400         2,326,023
                                                  -------------
                                                      5,578,410
                                                  -------------



                                    SHARES OR
                                    PRIN. AMT.         VALUE
                                    ----------         -----
TOBACCO  0.8%
Philip Morris                          60,300 shs.$   2,732,344
                                                  -------------
TRANSPORTATION  0.2%
Norfolk Southern                       25,200           776,475
                                                  -------------
UTILITIES/
TELECOMMUNICATIONS  2.5%
Alcatel Alsthom (France)               15,000         1,907,255
Bell Atlantic                          21,500         1,956,500
GTE                                    35,300         1,844,425
SBC Communications                     27,200         1,992,400
Telecom Italia-SpA* (Italy)           255,225         1,125,324
                                                  -------------
                                                      8,825,904
                                                  -------------
MISCELLANEOUS  0.2%
Pacific Dunlop (Australia)            275,000           582,278
                                                  -------------

TOTAL COMMON STOCKS
(Cost $105,246,248)                                 128,380,860
                                                  -------------

ASSET-BACKED
SECURITIES++  2.8%

BANKING AND FINANCE  2.8%
The Money Store Home Equity
   Trust 1997-D
   6.555%, 12/15/2038             $ 5,000,000         4,993,750
United Companies Financial
   1997-C 6.88%, 9/15/2022          5,000,000         5,045,315
                                                  -------------

TOTAL ASSET-BACKED
SECURITIES
(Cost $9,999,247)                                    10,039,065
                                                  -------------

SHORT-TERM HOLDINGS  0.9%
(Cost $3,200,000)                                     3,200,000
                                                  -------------

TOTAL INVESTMENTS  100.3%
(Cost $321,625,398)                                 356,472,427

OTHER ASSETS
LESS LIABILITIES  (0.3)%                               (983,553)
                                                  -------------

NET ASSETS  100.0%                                $ 355,488,874
                                                  =============

----------
  +Rule 144A security.
 ++Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments. See Notes to Financial Statements.
 See Notes to Financial Statements.

-----
10


==============================================================================
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value:
  Bonds and stocks (cost $256,913,020) ......................  $ 289,674,722
  US Government and Government agency securities
  (cost $61,512,378) ........................................     63,597,705
  Short-term holdings (cost $3,200,000) .....................      3,200,000     $ 356,472,427
                                                               -------------
Cash                                                                                   828,150
Receivable for interest and dividends ......................................         3,163,999
Receivable for securities sold .............................................           920,112
Receivable for Capital Stock sold ..........................................           181,327
Investment in, and expenses prepaid to, shareholder service agent ..........            67,289
Other                                                                                   21,711
                                                                                 -------------
Total Assets ...............................................................       361,655,015
                                                                                 -------------

LIABILITIES:
Payable for securities purchased ...........................................         5,026,559
Payable for Capital Stock repurchased ......................................           498,571
Accrued expenses, taxes, and other .........................................           641,011
                                                                                 -------------
Total Liabilities ..........................................................
                                                                                     6,166,141
                                                                                 -------------
Net Assets .................................................................     $ 355,488,874
                                                                                 =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
 24,008,910 shares outstanding):
  Class A ..................................................................     $  18,271,389
  Class B ..................................................................           582,119
  Class D ..................................................................         5,155,402
Additional paid-in capital .................................................       294,084,005
Undistributed net investment income ........................................           406,565
Undistributed net realized gain ............................................         2,144,594
Net unrealized appreciation of investments .................................        35,749,685
Net unrealized depreciation on translation of assets
and liabilities denominated in foreign currencies ..........................          (904,885)
                                                                                 -------------
Net Assets .................................................................     $ 355,488,874
                                                                                 =============

NET ASSET VALUE PER SHARE:
Class A ($270,688,127 / 18,271,389 shares) .................................     $       14.81
                                                                                 =============
Class B ($8,606,825 / 582,119 shares) ......................................     $       14.79
                                                                                 =============
Class D ($76,193,922 / 5,155,402 shares) ...................................     $       14.78
                                                                                 =============

----------
See Notes to Financial Statements.

                                                                                         -----
                                                                                            11



=============================================================================================================================
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest .............................................................                 $14,957,685
Dividends ............................................................                   6,243,369
                                                                                       -----------
Total Investment Income (net of foreign taxes withheld of $165,317) ..............................                $21,201,054

EXPENSES:
Management fee .......................................................                   2,192,400
Distribution and service fees ........................................                   1,511,099
Shareholder account services .........................................                     630,508
Shareholder reports and communications ...............................                     137,715
Custody and related services .........................................                     131,075
Registration .........................................................                      84,360
Auditing and legal fees ..............................................                      69,191
Directors' fees and expenses .........................................                      26,097
Miscellaneous ........................................................                      27,364
                                                                                       -----------
Total Expenses ...................................................................................                  4,809,809
                                                                                                                  -----------
Net Investment Income ............................................................................                 16,391,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments .....................................                  28,464,970
Net realized loss from foreign currency transactions .................                    (330,664)
Net change in unrealized appreciation of investments .................                   4,951,521
Net change in unrealized appreciation on translation of
assets and liabilities denominated in foreign currencies .............                  (2,024,316)
                                                                                       -----------
Net Gain on Investments and Foreign Currency Transactions ........................................                 31,061,511
                                                                                                                  -----------
Increase in Net Assets from Operations ...........................................................                $47,452,756
                                                                                                                  ===========

----------
See Notes to Financial Statements.

-----
12



=========================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         --------------------------------
                                                                                              1997               1996
                                                                                         ------------        ------------
OPERATIONS:
Net investment income ..........................................................         $ 16,391,245        $ 19,322,087
Net realized gain on investments ...............................................           28,464,970           5,841,486
Net realized gain (loss) from foreign currency transactions ....................             (330,664)              7,433
Net change in unrealized appreciation of investments ...........................            4,951,521           3,571,125
Net change in unrealized appreciation/depreciation on translation of
assets and liabilities denominated in foreign currencies .......................           (2,024,316)            987,448
                                                                                         ------------        ------------
Increase in Net Assets from Operations .........................................           47,452,756          29,729,579
                                                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................................................          (13,456,408)        (14,995,963)
   Class B .....................................................................             (246,429)            (55,035)
   Class D .....................................................................           (3,132,293)         (3,480,362)
Net realized gain on investments:
   Class A .....................................................................          (25,021,509)         (1,799,539)
   Class B .....................................................................             (633,473)             (3,653)
   Class D                                                                                 (6,970,215)           (494,274)
                                                                                         ------------        ------------
Decrease in Net Assets from Distributions                                                 (49,460,327)        (20,828,826)
                                                                                         ------------        ------------

                                                           SHARES
                                            ------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                            ------------------------------------
                                                      1997               1996
                                                   ---------         -----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ..............................            650,380           1,396,344            9,972,700          20,428,865
   Class B ..............................            343,682             207,814            5,230,021           3,024,908
   Class D ..............................            404,112             894,700            6,155,758          13,071,905
Investment of dividends:
   Class A ..............................            606,682             702,268            9,216,525          10,180,313
   Class B ..............................             11,758               2,581              178,238              37,557
   Class D ..............................            167,968             193,834            2,546,388           2,804,770
Exchanged from associated Funds:
   Class A ..............................            330,769           4,447,183            5,064,541          64,919,755
   Class B ..............................             79,482              11,499            1,207,365             170,381
   Class D ..............................            418,908             590,551            6,386,380           8,537,551
Shares issued in payment of
gain distributions:
   Class A ..............................          1,378,265             102,587           20,340,211           1,470,077
   Class B ..............................             34,906                 222              512,347               3,179
   Class D ..............................            423,625              30,841            6,229,511             441,057
                                                   ---------          ----------          -----------         -----------
Total ...................................          4,850,537           8,580,424           73,039,985         125,090,318
                                                   ---------          ----------          -----------         -----------
Cost of shares repurchased:
   Class A ..............................         (3,510,451)         (3,856,199)         (53,806,277)        (56,302,959)
   Class B ..............................            (46,830)             (6,522)            (709,661)            (96,604)
   Class D ..............................         (1,022,412)         (1,261,567)         (15,638,553)        (18,398,148)
Exchanged into associated Funds:
   Class A ..............................           (971,157)         (4,758,652)         (14,983,726)        (69,546,031)
   Class B ..............................            (39,006)            (17,467)            (600,589)           (258,956)
   Class D ..............................           (720,259)           (903,445)         (11,014,316)        (13,186,394)
                                                   ---------          ----------          -----------         -----------
Total ...................................         (6,310,115)        (10,803,852)         (96,753,122)       (157,789,092)
                                                   ---------          ----------          -----------         -----------
Decrease in Net Assets from Capital
Share Transactions ......................         (1,459,578)         (2,223,428)         (23,713,137)        (32,698,774)
                                                   =========          ==========          -----------         -----------
Decrease in Net Assets .........................................................          (25,720,708)        (23,798,021)

NET ASSETS:
Beginning of year ..............................................................          381,209,582         405,007,603
                                                                                          -----------         -----------
End of Year (including undistributed net investment income of
$406,565 and $888,857, respectively) ...........................................         $355,488,874        $381,209,582
                                                                                          ===========         ===========

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

                                                                           -----

================================================================================
NOTES TO FINANCIAL STATEMENTS



1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:


a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $353,327,757 and $428,946,263, respectively; purchases and sales of US Government obligations were $133,479,106 and $113,370,057, respectively.

   At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including


                                                                           -----

================================================================================
NOTES TO FINANCIAL STATEMENTS

the effects of foreign currency translations, amounted to $37,813,748 and $2,966,719, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Fund's foreign investments. For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $36,070 from sales of Class A shares, after commissions of $276,369 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $674,872, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $54,805 and $781,422, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $11,752.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the year ended December 31, 1997, amounted to $14,432.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $8,141 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $51,665, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $630,508 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at cost of $3,553.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $109,433 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

                                                                           -----

================================================================================
FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                        CLASS A
                                                            -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                 1997o       1996o        1995o        1994o      1993
                                                              ---------    ---------    --------     --------   ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .....................      $   14.97    $   14.63    $  13.05     $  14.58   $   13.69
                                                              ---------    ---------    --------     --------   ---------
Net investment income ..................................            .71          .74         .76          .76         .75
Net realized and unrealized investment gain (loss) .....           1.41          .38        1.89        (1.57)       1.40
Net realized and unrealized gain (loss)
from foreign currency transactions .....................           (.10)         .04        (.01)         .03          --
                                                              ---------    ---------    --------     --------   ---------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS .............................................           2.02         1.16        2.64         (.78)       2.15
Dividends paid .........................................           (.74)        (.73)       (.78)        (.75)       (.75)
Distributions from net gain realized ...................          (1.44)        (.09)       (.28)          --        (.51)
                                                              ---------    ---------    --------     --------   ---------
NET INCREASE (DECREASE) IN NET ASSET VALUE .............           (.16)         .34        1.58        (1.53)        .89
                                                              ---------    ---------    --------     --------   ---------
NET ASSET VALUE, END OF YEAR ...........................      $   14.81    $   14.97    $  14.63     $  13.05   $   14.58
                                                              =========    =========    ========     ========   =========
TOTAL RETURN BASED ON NET ASSET VALUE:                            14.06%        8.22%      20.60%       (5.43)%     15.98%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................           1.14%        1.14%       1.00%        1.02%       1.03%
Net investment income to average net assets ............           4.66%        5.11%       5.38%        5.51%       5.29%
Portfolio turnover .....................................         138.90%      125.92%     111.78%       66.62%      60.62%
Average commission rate paid ...........................      $   .0170    $   .0361
NET ASSETS, END OF YEAR (000S OMITTED) .................      $ 270,688    $ 296,291   $ 318,307    $ 286,355   $ 321,040


-------------
See footnotes on page 17.

-----
16

================================================================================
FINANCIAL HIGHLIGHTS


                                                                CLASS B                              CLASS D
                                                        -----------------------   --------------------------------------------
                                                           YEAR         4/22/96*         YEAR ENDED DECEMBER 31,       5/3/93*
                                                          ENDED           TO                                             TO
                                                        12/31/97o     12/31/96o    1997o     1996o    1995o    1994o  12/31/93
                                                        ---------     ---------   -------   -------  -------  ------- --------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF YEAR ................     $ 14.95        $14.43     $ 14.95   $ 14.60  $ 13.01  $ 14.55 $  14.42
                                                        -------       -------     -------   -------    -----  ------- --------
Net investment income .............................         .59           .43         .59       .63      .65      .65      .45
Net realized and unrealized investment gain (loss)         1.41           .59        1.40       .38     1.88    (1.57)     .69
Net realized and unrealized gain (loss)
from foreign currency transactions ................        (.10)          .05        (.10)      .04     (.01)     .03       --
                                                        -------       -------     -------   -------    -----  ------- --------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ........................................        1.90          1.07        1.89      1.05     2.52     (.89)    1.14
Dividends paid ....................................        (.62)         (.46)       (.62)     (.61)    (.65)    (.65)    (.50)
Distributions from net gain realized ..............       (1.44)         (.09)      (1.44)     (.09)    (.28)      --     (.51)
                                                        -------       -------     -------   -------  -------  ------- --------
NET INCREASE (DECREASE) IN NET ASSET VALUE ........        (.16)          .52        (.17)      .35     1.59    (1.54)     .13
                                                        -------       -------     -------   -------  -------  ------  --------
NET ASSET VALUE, END OF YEAR ......................     $ 14.79       $ 14.95     $ 14.78   $ 14.95  $ 14.60  $ 13.01 $  14.55
                                                        =======       =======     =======   =======  =======  ======= ========

TOTAL RETURN BASED ON NET ASSET VALUE: ............       13.24%         7.58%      13.17%     7.43%   19.66%   (6.20)%   8.02%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ....................        1.90%         1.89%+      1.90%     1.90%    1.79%    1.82%    1.84%+
Net investment income to average net assets .......        3.90%         4.36%+      3.90%     4.37%    4.58%    4.74%    4.42%+
Portfolio turnover ................................      138.90%       125.92%++   138.90%   125.92%  111.78%   66.62%   60.62%+++
Average commission rate paid ......................     $ .0170       $ .0361++   $ .0170   $ .0361
NET ASSETS, END OF YEAR (000S OMITTED) ............     $ 8,607       $ 2,961     $76,194   $81,957  $86,701  $67,946 $ 49,941


------------
  * Commencement of offering of shares.
  o Per share amounts for the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

                                                                          ------

================================================================================
REPORT OF INDEPENDENT AUDITORS



--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998
--------------------------------------------------------------------------------

                                                                           -----

================================================================================
FEDERAL TAX STATUS OF 1997 DIVIDEND AND GAIN DISTRIBUTIONS
FOR TAXABLE ACCOUNTS

   The quarterly dividends paid to Class A, B, and D shareholders in 1997 are taxable as ordinary income for federal tax purposes. It makes no difference whether you received them in cash or in shares. Under the Internal Revenue Code, 22% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for these distributions, corporate shareholders must have held the Fund's shares for at least 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

   A net long-term distribution of $0.250 per share, from gain realized on investments during the period November 1, 1996, to December 31, 1996, was paid on June 25, 1997, to Class A, B, and D shareholders. On November 21, 1997, a distribution of $1.186 per share, consisting of $1.137 from net long-term and $0.049 from net short-term gain realized on investments in 1997, was paid to Class A, B and D shareholders. The federal Taxpayer Relief Act of 1997 modified the classification of long-term capital gains to include a "28% Rate Gain" category. Please note that 100% of the Fund's June 1997 capital gain distribution is categorized as "28% Rate Gain" while 24% of the November 1997 long-term capital gain distribution is categorized as "28% Rate Gain." The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1997 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

   If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $15.41 for Class A shares and $15.38 for Class B and D shares for the June 25 distribution, and $14.62 for Class A shares, and $14.57 for Class B and D shares for the November 21 distribution.

   A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amounts of the distributions on investments paid to the shareholder during the year.


                                                                           -----

BOARD OF DIRECTORS


--------------------------------------------------------------------------------
JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.

BETSY S. MICHEL 2
TRUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
--------------------------------------------------------------------------------


EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


-----
20

================================================================================
GLOSSARY OF FINANCIAL TERMS



CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.



                                                                           -----

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the Continental
                   United States
(800) 622-4597     24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------




                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF
                                     [LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                         100 PARK AVENUE, NEW YORK 10017

               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
                 PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
                   SELIGMAN INCOME FUND, INC., WHICH CONTAINS
                      INFORMATION ABOUT THE SALES CHARGES,
                  MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ
           THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQIN2 12/97                                            Printed on Recycled Paper